Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (2014-1)

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (2014-1) dated as of June 24, 2015 (this “Amendment No. 1”) is made by CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a société anonyme organized under the laws of France, acting through its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider (“Crédit Agricole”) and acknowledged by WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity but solely as trustee under each Trust (the “Trustee”), by WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly set forth herein but solely as Subordination Agent and Trustee (the “Subordination Agent”), and by AMERICAN AIRLINES, INC. (“American”).

WITNESSETH:

WHEREAS, the Class A Trustee, the Class B Trustee, Crédit Agricole, as Class A Liquidity Provider and Class B Liquidity Provider (the “Liquidity Provider”), and the Subordination Agent have heretofore entered into the Intercreditor Agreement (2014-1), dated as of September 16, 2014 (the “Agreement”);

WHEREAS, the Liquidity Provider and American wish to correct the definition of “Threshold Rating” set forth in the Agreement and have certified to the Trustee as to the correct definition of “Threshold Rating”;

WHEREAS, Section 8.01(a) of the Agreement provides that the Agreement may be amended without the consent of the Trustee or the Subordination Agent to cure any ambiguity or omission or to correct any mistake;

WHEREAS, Crédit Agricole wishes to amend the Agreement pursuant to Section 8.01(a) thereof and the Trustee, the Subordination Agent and the Company wish to acknowledge such amendment;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows;

Section 1. Definitions. Capitalized terms and phrases used and not otherwise defined herein shall, for all purposes of this Amendment No. 1, have the respective meanings specified therefor in the Agreement. All references to “this Agreement” in the Agreement shall be deemed to refer to the Agreement as amended by this Amendment No. 1, and all references in the Agreement or in any other Operative Agreement to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment No. 1.

Section 2. Amendment. Effective as of the date hereof, the Agreement shall be amended as follows:

(a) Section 1.1 of the Agreement shall be amended by amending and restating the definition of “Threshold Rating” appearing therein as follows:

“Threshold Rating” means a Long-Term Rating of BBB+ in the case of S&P and BBB in the case of Fitch.”

Section 3. No Other Amendments. Except as expressly provided in this Amendment No. 1, all of the terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

Section 4. Miscellaneous. The terms of this Amendment No. 1 shall be binding upon, inure to the benefit of, and be enforceable by, the parties to the Intercreditor Agreement and their respective successors and assigns. The terms of this Amendment No. 1 shall in all respects be governed by, and construed in accordance with, the law of the State of New York, including all matters of construction, validity and performance. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the signatories hereto may execute this Amendment No. 1 by signing any such counterpart.

[signature page follows]

IN WITNESS WHEREOF, the Liquidity Provider has caused this Amendment No. 1 to Intercreditor Agreement (2014-1) to be duly executed as of the day and year first above written.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, acting through its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider

By	/s/ Thomas Jean	/s/ Maria Rodriguez
Name:	Thomas Jean	Maria Rodriguez
Title:	Director	Director

Acknowledged by:

WILMINGTON TRUST COMPANY, as Trustee for the Class A Trust and the Class B Trust

By	/s/ Melinda Morales Romay
Name:	Melinda Morales Romay
Title:	Financial Services Officer

WILMINGTON TRUST COMPANY, as Subordination Agent

By	/s/ Melinda Morales Romay
Name:	Melinda Morales Romay
Title:	Financial Services Officer

AMERICAN AIRLINES, INC.

By	/s/ Thomas T. Weir
Name:	Thomas T. Weir
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 1 to Intercreditor Agreement (2014-1)]